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                                                                    Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of National Property Analysts Master Limited Partnership ("NPAMLP") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David A. Simon, Vice President and Chief Financial Officer of EBL&S Property Management, Inc., Agent for NPAMLP and the equivalent of its Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of operations of NPAMLP.

                                National Property Analysts Master Limited
                                Partnership
                                ---------------------------------------------
                                (Registrant)

                                Date: August 13, 2002
                                      ------------------------------------------


                                By: EBL&S Property Management, Inc., Agent for NPAMLP
                                      ------------------------------------------


                                By:   /s/ David A. Simon
                                      ------------------------------------------
                                      Name:  David A. Simon
                                      Title: Vice President